UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2025

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., #400 Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

The information described under Item 5.02 below is incorporated by reference in this Item 3.02.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Awards

On January 29, 2025, the Board of Directors (the “Board”) of Limitless X Holdings Inc. (the “Company”) approved an award of stock options (“Options”) to purchase shares of common stock, $0.0001 par value per share (“Common Stock”), to the Company’s executive officers and directors as follows: 200,000 Options to Jaspreet Mathur, the Company’s Chief Executive Officer and Chairman; 75,000 Options to Rob Cucher, the Company’s VP of Legal Affairs; 25,000 Options to Benjamin Chung, the Company’s Chief Financial Officer; 75,000 Options to Danielle Young, the Company’s Chief Operating Officer; 50,000 Options to Bharat Raj Mathur, a member of the Board; and 50,000 Options to Arthur Sarkissian, a member of the Board. These Options, which have an exercise price of $0.52 per share, vested immediately upon grant.

These Options were awarded pursuant to the Company’s 2022 Incentive and Nonstatutory Stock Option Plan (the “Option Plan”) previously filed by the Company as Exhibit 4.3 to the Company’s Registration Statement on Form S-1 as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2024, and the above summary of the terms of these Options is qualified in its entirety by reference to the Option Plan.

Restricted Stock Awards

On January 29, 2025, the Board also approved an award of shares of Common Stock restricted under Rule 144 of the Securities Act of 1933, as amended (“Restricted Stock”) to the Company’s executive officers as follows: 333,333 shares of Restricted Stock to Jaspreet Mathur, the Company’s Chief Executive Officer and Chairman; 150,000 shares of Restricted Stock Options to Rob Cucher, the Company’s VP of Legal Affairs; 50,000 shares of Restricted Stock to Benjamin Chung, the Company’s Chief Financial Officer; and 150,000 shares of Restricted Stock to Danielle Young, the Company’s Chief Operating Officer.

The shares of Restricted Stock were awarded pursuant to the Company’s 2022 Restricted Stock Plan (the “Restricted Stock Plan”) previously filed by the Company as Exhibit 4.2 to the Company’s Registration Statement on Form S-1 as filed with the SEC on February 14, 2024, and the above summary of the terms of the Restricted Stock is qualified in its entirety by reference to the Restricted Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limitless X Holdings Inc.

Date: February 3, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer